Dispositions	12 Months Ended
Dec. 31, 2013
Business Combinations [Abstract]
Dispositions
3.  Dispositions
Disposition
In June 2012, the Company distributed all of the issued and outstanding shares of common stock of its wholly-owned subsidiary, MetLife Europe Limited (“MetLife Europe”) to its stockholders as an in-kind dividend. The net book value of MetLife Europe at the time of the dividend was $290 million which was recorded as a dividend of retained earnings of $347 million and an increase to OCI of $57 million, net of income tax. As of the date of dividend, the Company no longer consolidates the assets, liabilities and operations of MetLife Europe. The net income of MetLife Europe was not material to the Company for the periods prior to the dividend. The results of MetLife Europe were reported in Corporate & Other. See Note 2 for a discussion of Corporate & Other.
Discontinued Operations
The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income (loss) from discontinued operations includes real estate classified as held-for-sale or sold.

Year Ended December 31, 2012
(In millions)
Total revenues	$12
Total expenses	—
Income (loss) before provision for income tax	12
Provision for income tax expense (benefit)	4
Income (loss) from discontinued operations, net of income tax	$8

There was no income (loss) from discontinued operations, net of income tax, for both of the years ended December 31, 2013 and 2011.